SUPPLEMENT TO

CALVERT BOND PORTFOLIO

Calvert Income Funds Prospectus (Class A, B, C, O and Y) dated January 31, 2012, as revised April 27, 2012

Calvert Income Funds Prospectus (Class I)
dated January 31, 2012

Calvert Bond Portfolio Summary Prospectus (Class A, B, C and Y) dated January 31, 2012

Calvert Bond Portfolio Summary Prospectus (Class I)
dated January 31, 2012

Date of Supplement: November 1, 2012

The Board of Trustees for Calvert Bond Portfolio (the “Fund”) approved a change, effective January 31, 2013, to a principal investment strategy for the Fund in order to permit the Fund to invest in a broader range of investment grade debt securities. This principal investment strategy currently reads as follows:

At least 65% of the Fund’s net assets will be invested in investment grade debt securities rated A or above. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor’s Rating Services or an equivalent rating by another nationally recognized statistical rating organization, including Moody’s Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.

The Board approved the following revised principal investment strategy:

At least 80% of the Fund’s net assets will be invested in investment grade debt securities. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor’s Rating Services or an equivalent rating by another nationally recognized statistical rating organization, including Moody’s Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.

In addition, as a result of this change, the Fund’s maximum potential investment in below-investment grade, high-yield debt securities will decrease from 35% of Fund net assets to 20%.

These changes will become effective on January 31, 2013 (the “Effective Date”), and new prospectuses dated on the Effective Date will replace the existing prospectuses for the Fund.